                       FIRST AMENDMENT TO LOAN DOCUMENTS

    This First Amendment to Loan Documents (this "AGREEMENT") is made and entered into as of May 31, 1995, by and between TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, with an office located at 2200 Ross Avenue, Dallas, Texas 75201 ("LENDER") and IMCO RECYCLING INC., a Delaware corporation, with its principal business address located at 5215 North O'Connor Blvd., Suite 940, Irving, Texas 75039 ("BORROWER").

                                  R E C I T A L S:

    A. On September 20, 1994, Lender and Borrower entered into that certain Loan Agreement (the "LOAN AGREEMENT") pursuant to which Lender agreed to make loans and advances (collectively the "LOANS") to Borrower in accordance with the terms thereof. The Loans are evidenced by (i) a Revolving Promissory Note of even date with the Loan Agreement, in the stated principal amount of $5,000,000.00, bearing interest and being payable to the order of Lender as therein provided (as amended, the "REVOLVING NOTE"), (ii) a Term Promissory Note of even date with the Loan Agreement, in the stated principal amount of $5,000,000.00, bearing interest and being payable to Lender as therein provided (as amended, the "TERM NOTE") and (iii) a Converting Promissory Note of even date with the Loan Agreement, in the stated principal amount of $5,000,000 bearing interest and being payable to Lender as therein provided (as amended, the "CONVERTING NOTE") (the Revolving Note, the Term Note and the Converting Note are collectively, the "NOTES"). The Loan Agreement, the Notes and the documents, instruments and agreements executed in connection therewith are collectively referred to herein as the "Loan DOCUMENTS".

    B. The total outstanding indebtedness of Borrower to Lender under each of the Revolving Note, the Term Note and the Converting Note as of May 24, 1995 was $0, $4,500,000 and $0, respectively; and

    C. Borrower has requested Lender to extend the term of certain of the Loan Documents, and Lender, as the legal and equitable owner and holder of the Loan Documents, at the request of Borrower, for good and valuable consideration, is willing to enter into this Agreement upon the terms and conditions set forth below:

                                 A G R E E M E N T:

     NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

    1. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

    2. SECTION 1 of the Loan Agreement is hereby amended by deleting the term "REVOLVING COMMITMENT TERMINATION DATE" in its entirety and inserting the following in lieu thereof.

    "'REVOLVING COMMITMENT TERMINATION DATE' means the earlier of (i) May 31, 1996, or (ii) any date on which the Revolving Commitment terminates pursuant to the terms hereof."

    3. Each of PARAGRAPH 2 and PARAGRAPH 8 of the Revolving Note are hereby amended by deleting each reference therein to "May 31, 1995" and inserting "May 31, 1996" in lieu thereof.

    4. Borrower hereby expressly promises to pay to the order of Lender, the principal sum of the Notes, as modified by this Agreement, and all accrued and unpaid interest now due and payable or hereafter to become due and payable under the Notes, and Borrower expressly promises to perform all of its obligations under the Loan Agreement and other Loan Documents, as modified by this Agreement.

    5. Lender may elect, in its sole discretion, on behalf of and without notice to Borrower, to make and use Revolving Loans and/or Converting Revolving Loans to pay Lender for any amounts due to Lender pursuant to the Loan Documents, including without limitation any and all costs and expenses incurred by Lender pursuant to the Loan Documents and/or to cure any Default or Event of Default.

    6. Borrower hereby agrees to reimburse Lender for Lender's costs and expenses, including, but not limited to, attorney's fees and legal expenses, incurred by Lender in connection with (a) the preparation of this Agreement and the Loan Documents executed in connection herewith and in connection with the negotiation and consummation of the transaction contemplated hereby; and
(b) the enforcement of the Loan Documents (including reasonable, actual attorneys fees if collected by or through an attorney) and all such expense incurred in the defense of legal proceedings involving any claim made against Lender arising out of the Loan Documents. The obligations of Borrower hereunder shall survive the final payment of all Obligations of Borrower and the resulting termination of this Agreement.

    7. All Loan Documents are hereby amended and modified in a manner consistent with the modifications contained herein. All references to the Notes in the Loan Agreement and any other Loan Documents shall be deemed to be the Notes as modified hereby and all references to the Loan Agreement or any other Loan Documents in the Loan Documents shall be deemed to be the Loan Agreement and the other Loan Documents, as modified hereby.

   8. Borrower hereby renews the Notes and the indebtedness evidenced thereby and promises to pay to the order of Lender the unpaid principal balance of the Notes and interest thereon as specified in the Loan Agreement and the Notes, as amended hereby.

    9. Borrower hereby acknowledges and agrees that (a) Lender is not in default in the performance of its obligations under the Loan Documents; (b) Borrower has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if Borrower has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Agreement; (c) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (d) upon the execution hereof, the Loan Agreement, the Notes, and the other Loan Documents are not in default; and (e) no granting of a lien or security interest or assignment has been or will be executed affecting the assets of Borrower without Lender's prior written consent.

    10. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Agreement, the Notes, and all other Loan Documents are and shall remain in full force and effect and are incorporated herein by reference.

    11. Borrower agrees and acknowledges that upon the maturity of the Loans as amended hereby, Lender shall have no obligation to renew, extend, modify or rearrange the Loans and shall have the right to require all amounts due and owing under the Loans to be paid in full upon the maturity thereof.

    12. Borrower acknowledges that the execution of this Agreement by Lender is not intended nor shall it be construed as (a) an actual or implied waiver of any default under the Loan Agreement, the Notes or any other Loan Documents or (b) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Loan Agreement, the Notes or any other Loan Documents, except to the extent expressly set forth herein.

    13. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

    14. The parties intend that Chapter 15 of Texas Consumer Credit Code (Tex. Civ. Stat. Ann. art. 5069-15.01, ET SEQ.) not apply to the transactions covered by the Loan Documents.

    15. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan Documents as of the day and year first above written.

                                 LENDER:

                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION, a national banking association



                                 By: /s/ Joe Watford
                                     -----------------------------
                                 Name:  Joe Watford
                                 Title: Vice President



                                 BORROWER:

                                 IMCO RECYCLING INC.,
                                 a Delaware corporation



                                 By: /s/ Paul V. Dufour
                                     -----------------------------
                                 Name: Paul V. Dufour
                                 Title:  Executive Vice President